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                                                  [DELOITTE & TOUCHE LETTERHEAD]



                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement of Zemex Corporation on Form S-8 of our report dated February 5, 1999, appearing in the Annual Report on Form 10-K of Zemex Corporation for the year ended December 31, 1998.

We further consent to the reference to our Firm under the caption "Experts" in the Registration Statement.

/s/ Deloitte & Touche, LLP

Chartered Accountants

August 28, 2000